UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2022 (June 23, 2022)

DATTO HOLDING CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39637	81-3345706
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Merritt 7

Norwalk, CT 06851

(Address of principal executive offices)

888-995-1431

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	MSP	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

This Current Report on Form 8-K (this “Current Report”) is being filed in connection with the consummation, on June 23, 2022 (the “Closing Date”), of the Merger (as defined below) pursuant to that certain Agreement and Plan of Merger, dated April 11, 2022 (the “Merger Agreement”), by and among Datto Holding Corp., a Delaware corporation (the “Company”), Knockout Parent Inc., a Delaware corporation and a wholly owned subsidiary of Kaseya Inc. (“Parent”), Knockout Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and, for limited purposes set forth therein, Kaseya Holdings Inc., a Delaware corporation (“Kaseya Parent”) and Kaseya Inc., a Delaware corporation (“Kaseya Inc.”). Pursuant to the Merger Agreement, Merger Sub will be merged with and into the Company, with the Company surviving as a wholly owned subsidiary of Parent (the “Merger”).

Item 1.01.	Entry into a Material Definitive Agreement

On June 23, 2022, Kaseya Inc., as borrower (the “Borrower”), Parent, the Company and certain of the Borrower’s other subsidiaries, as guarantors, entered into that certain Credit Agreement with Golub Capital Markets LLC, as administrative agent, collateral agent and a letter of credit issuer, the lenders from time to time party thereto and the other parties from time to time party thereto (the “Credit Agreement”), in connection with the Merger providing for, subject to the terms and conditions therein, (i) a senior secured initial term loan facility on the Closing Date in an aggregate principal amount of $3,300,000,000, (ii) a senior secured revolving facility in an aggregate principal amount of $200,000,000 and (iii) a senior secured delayed draw term loan facility in an aggregate principal amount of $200,000,000. The obligations under the Credit Agreement are secured on a first priority basis by substantially all assets of the Borrower and guarantors (subject to certain exclusions and exceptions). The Credit Agreement includes representations and warranties, covenants, events of default and other provisions that are customary for facilities of this type.

Item 1.02.	Termination of a Material Definitive Agreement.

The information provided in the Introductory Note of this Current Report is incorporated herein by reference.

Concurrently with the closing of the Merger, the Company repaid all loans and terminated all credit commitments and security agreements outstanding under the Credit Agreement, dated as of October 23, 2020, by and among the Company, as borrower, Merritt Holdco, Inc., as a guarantor, the other loan guarantors from time to time party thereto, the lenders from time to time party thereto and Morgan Stanley Senior Funding, Inc., as Administrative Agent and Collateral Agent.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note and in Items 3.03, 5.01, 5.02 and 5.03 of this Current Report is incorporated herein by reference.

Upon the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.001 per share, of the Company (the “Company Common Stock”) that was issued and outstanding as of immediately prior to the Effective Time (other than any shares of Company Common Stock that were held by the Company as treasury stock or owned by Parent, Merger Sub or any other subsidiaries thereof, or any shares of Company Common Stock as to which appraisal rights have been properly exercised in accordance with Delaware law), were automatically cancelled, extinguished and converted into the right to receive $35.50, without interest thereon.

Pursuant to the Merger Agreement, at the Effective Time:

Each Company stock option that was unexpired, unexercised, outstanding and vested immediately prior to the Effective Time or that vested in accordance with its terms as a result of the consummation of the Merger and the other transactions contemplated by the Merger Agreement (the “Transactions”) (a “Vested Company Option”) was, at the Effective Time, cancelled and converted into the right to receive an amount in cash (without interest and subject to applicable withholding taxes) equal to the product of (i) the number of shares of Company Common Stock subject to such Vested Company Option as of immediately prior to the Effective Time and (ii) the excess, if any, of $35.50 over the per share exercise price of such Vested Company Option.

Each Company stock option that was unexpired, unexercised and outstanding as of immediately prior to the Effective Time that was not a Vested Company Option (an “Unvested Company Option”) was, at the Effective Time, cancelled and replaced with a right to receive an amount in cash (without interest and subject to applicable withholding taxes) equal to the product of (i) the aggregate number of shares of Company Common Stock subject to such Unvested Company Option and (ii) the excess, if any, of $35.50 over the per share exercise price of such Unvested Company Option (the “Cash Replacement Option Amounts”), which Cash Replacement Option Amounts will, subject to the holder’s continued service through the applicable vesting dates, generally vest and be payable at the same time as the Unvested Company Options for which the Cash Replacement Option Amounts were exchanged and based on the same terms and conditions (including with respect to vesting) as applied to the Unvested Company Option for which the Cash Replacement Option Amount was exchanged.

Each Unvested Company Option or Vested Company Option with an exercise price per share equal to or greater than $35.50 was cancelled automatically at the Effective Time for no consideration.

Each award of restricted stock units (“RSUs”) of the Company that was outstanding immediately prior to the Effective Time or that vested in accordance with its terms as a result of the consummation of the Transactions (a “Vested Company RSU”) was, at the Effective Time, cancelled and converted into the right to receive an amount in cash (without interest and subject to applicable withholding taxes) equal to the product of (i) $35.50 and (ii) the total number of shares of Company Common Stock subject to such Vested Company RSU as of immediately prior to the Effective Time.

Each award of Company RSUs that was outstanding immediately prior to the Effective Time that was not a Vested Company RSU (an “Unvested Company RSU”) was, at the Effective Time, cancelled and replaced with a right to receive an amount in cash (without interest and subject to applicable withholding taxes) equal to the product of (i) $35.50 and (ii) the total number of shares of Company Common Stock subject to such Unvested Company RSU as of immediately prior to the Effective Time (the “Cash Replacement RSU Amounts”), which Cash Replacement RSU Amounts will, subject to the holder’s continued service through the applicable vesting dates, generally vest and be payable at the same time as the RSUs for which the Cash Replacement RSU Amounts were exchanged and based on the same terms and conditions (including with respect to vesting) as applied to the RSU for which the Cash Replacement RSU Amount was exchanged.

Each award of performance-based RSUs of the Company (“Company PSUs”) that was outstanding and vested immediately prior to the Effective Time or that vested in accordance with its terms as a result of the consummation of the Transactions (a “Vested Company PSU”) was, at the Effective Time, cancelled and converted into the right to receive an amount in cash (without interest and subject to applicable withholding taxes) equal to the product of (i) $35.50 and (ii) the total number of shares of Company Common Stock subject to such Vested Company PSU as of immediately prior to the Effective Time.

Each award of Company PSUs that was outstanding immediately prior to the Effective Time that was not a Vested Company PSU (an “Unvested Company PSU”) was, at the Effective Time, cancelled and replaced with a right to receive an amount in cash (without interest and subject to applicable withholding taxes) equal to the product of (i) $35.50 and (ii) the total number of shares of Company Common Stock subject to such Unvested Company PSU immediately prior to the Effective Time (the “Cash Replacement PSU Amounts”), which Cash Replacement PSU Amounts will, subject to the holder’s continued service through the applicable vesting dates, generally vest and be payable at the same time as the PSUs for which the Cash Replacement PSU Amounts were exchanged and based on the same terms and conditions (including with respect to vesting and any applicable performance conditions) as applied to the PSU for which the Cash Replacement PSU Amount was exchanged.

The description of the Merger and the Merger Agreement contained in this Item 2.01 does not purport to be complete and is subject to and qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on April 11, 2022, and is incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report is incorporated by reference into this Item 2.03.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of listing.

The information set forth under Item 2.01 of this Current Report is incorporated by reference into this Item 3.01.

On June 23, 2022, the Company notified the New York Stock Exchange (“NYSE”) that the Merger had been completed, and requested that NYSE suspend trading of the Company Common Stock on NYSE prior to the opening of trading on June 23, 2022. The Company also requested that NYSE file with the SEC a notification of removal from listing and registration on Form 25 to effect the delisting of all shares of Common Stock from NYSE and the deregistration of such Company Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, the Company Common Stock will no longer be listed on NYSE.

In addition, the Company intends to file a certification on Form 15 with the SEC requesting the termination of registration of the shares of Common Stock under Section 12(g) of the Exchange Act and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act with respect to the shares of Common Stock.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and under Items 2.01, 3.01 and 5.03 of this Current Report is incorporated by reference into this Item 3.03.

Item 5.01.	Changes in Control of Registrant.

The information contained in the Introductory Note and Items 3.01, 3.03, 5.02 and 5.03 of this Current Report is incorporated herein by reference.

As a result of the consummation of the Merger on June 23, 2022, a change in control of the Company occurred. At the Effective Time, the Company became a wholly owned subsidiary of Parent.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

The information set forth in the Introductory Note of this Current Report is incorporated herein by reference.

In accordance with the terms of the Merger Agreement, (i) each of David Breach, Marc Brown, Adrian Dillon, Jack Dillon, Christine Larsen, Christina Lema, Austin McChord, Maneet S. Saroya, John Stalder, Nadeem Syed and Timothy Weller resigned from his or her respective position as a member of the Company’s Board of Directors, and any committee thereof and (ii) Ernest D’Ambrose and Kathy Wagner became directors of the Company, in each case, effective as of the Effective Time.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

The information set forth in the Introductory Note and Item 2.01 of this Current Report is incorporated by reference into this Item 5.03.

Pursuant to the Merger Agreement, at the Effective Time, the Amended and Restated Certificate of Incorporation of the Company, as in effect immediately prior to the Effective Time, was amended and restated in its entirety to be in the form of the Certificate of Incorporation of the Company attached as Exhibit A to the Merger Agreement (the “Certificate of Incorporation”). In addition, at the Effective Time, the Amended and Restated Bylaws of the Company, as in effect immediately prior to the Effective Time, were amended and restated in their entirety to be in the form of the Bylaws of Merger Sub as in effect immediately prior to the Effective Time (the “Bylaws”). Copies of the Certificate of Incorporation and the Bylaws are filed as Exhibits 3.1 and 3.2 to this Current Report, respectively, and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1	Agreement and Plan of Merger, by and among Datto Holding Corp., Knockout Parent Inc. and Knockout Merger Sub Inc., and, for limited purposes set forth therein, Kaseya Holdings Inc. and Kaseya Inc. dated April 11, 2022.*

3.1	Amended and Restated Certificate of Incorporation of Datto Holding Corp.

3.2	Amended and Restated Bylaws of Datto Holding Corp.

104	Cover Page Interactive Data file (embedded within the Inline XBRL document).

*

All schedules to the Merger Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 23, 2022	DATTO HOLDING CORP.

	By:	/s/ Emily T. Epstein
	Name:	Emily T. Epstein
	Title:	General Counsel